ABERDEEN FUNDS

Aberdeen Emerging Markets Debt Fund

(the “Fund”)

Supplement dated April 7, 2020 to the Fund’s Statement of Additional Information, dated February 28, 2020, as supplemented to date

Effective immediately, a “•” is inserted next to “Exchange-Traded Funds” for the Fund in the table within the section entitled “Additional Information on Portfolio Instruments and Investment Policies” in the SAI on page 17.

Please retain this supplement for future reference.